United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2023

Digital Health Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 N Federal Hwy #304

Boca Raton, FL 33432

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	DHACU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	DHAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 28, 2023, Digital Health Acquisition Corp., a Delaware corporation (the “Company”), received a letter (the “Letter”) from the staff (the “Staff”) at The Nasdaq Global Market (“Nasdaq Global”) notifying the Company that the Staff has determined to delist the Company’s securities listed on Nasdaq Global (including the Common Stock, Units and Warrants) (the “Securities”) because it has not regained compliance with the Market Value of Listed Securities (“MVLS”) Standard. The market value of the Company’s listed Securities was below the $50,000,000 minimum MVLS requirement for continued listing on Nasdaq Global under Nasdaq Listing Rule 5450(b)(2)(A) (the “MLVS Rule”) and had not been at least $50,000,000 for the proceeding 30 consecutive trading days. As previously reported by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2023, the Staff initially notified the Company on March 31, 2023 that the minimum MVLS for the Company’s Securities were below the $50,000,000 minimum MVLS requirement for the previous 30 consecutive trading days, and in accordance with the Nasdaq Listing Rules, the Company was provided 180 calendar days, or until September 27, 2023 to regain compliance with the MVLS Rule.

Pursuant to the Letter, unless the Company requests a hearing to appeal this determination by 4:00 p.m. Eastern Time on October 5, 2023, the Company’s Securities will be suspended at the opening of business on October 9, 2023, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s Securities from listing and registration on The Nasdaq Stock Market LLC. The Letter further notes that the Company may want to consider applying to list its Securities on The Nasdaq Capital Market (“NasdaqCM”), provided it satisfies the requirements for continued listing on NasdaqCM. And if the Company decides to apply to transfer its listing to the NasdaqCM (the “Transfer”), the application and applicable listing fees are due by October 5, 2023.

As such, the Company intends to request a hearing to stay the suspension of trading of the Company’s Securities, and the Company’s Securities will continue to trade on Nasdaq Global until the hearing process concludes and the Nasdaq hearings panel (the “Panel”) issues a written decision. There can be no assurance that the Panel will grant the Company’s request for a suspension of delisting or grant its Transfer to NasdaqCM if the Company initiates such Transfer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL HEALTH ACQUISITION CORP.

	By:	/s/ Scott Wolf
	Name:	Scott Wolf
Dated: September 29, 2023	Title:	Chief Executive Officer and Chairman